                                                                   Exhibit 10(b)

                          CONSENT OF BATTLE FOWLER LLP

     We consent to the reference to our Firm under the heading "Custodian, Transfer and Dividend Disbursing Agent, Counsel and Independent Accountants" in Amendment No. 17 to the Registration Statement on Form N-1A of The Westwood Funds as filed with the Securities and Exchange Commission on October 30, 1997.


                                   /s/ Battle Fowler LLP
                                       BATTLE FOWLER LLP

New York, New York
October 30, 1997